                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of Earliest Event Reported)      April 17, 2003

                         MICHAEL ANTHONY JEWELERS, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                   015230                   No. 13-2910285
(State of Incorporation)   (Commission file number)         (I.R.S. Employer
                                                            Identification No.)



                          115 South MacQuesten Parkway
                        Mount Vernon, New York 105501724
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (914) 699-0000

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ITEM 5.  OTHER EVENTS
         ------------

Michael Anthony Jewelers, Inc. (the "Company") is filing this report on Form 8-K to report results for the fourth quarter and fiscal year ended February 1, 2003. A copy of the press release relating to this announcement is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS
         --------------------------------

         The following exhibit is filed with this report.

         C.  Exhibits

           99  Press Release issued April 17, 2003.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MICHAEL ANTHONY JEWELERS, INC.



Dated:  April 22, 2003                      By: \s\ Allan Corn
                                                --------------------------------
                                                    Allan Corn
                                                    Senior Vice President and
                                                    Chief Financial Officer




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